UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): November 19, 2001

                          TRANS-CENTURY RESOURCES, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        DELAWARE                      0-27995                 95-4714549
        --------                      -------                 ----------
    (STATE OR OTHER                 (COMMISSION            (I.R.S. EMPLOYER
    JURISDICTION OF                 FILE NUMBER)           IDENTIFICATION NO.)
    INCORPORATION)



   8140 N. MO-PAC, WESTPARK III, SUITE 200, AUSTIN, TEXAS             78759
   ------------------------------------------------------             -----
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (512) 345-0280

Item 1.  Changes in Control of Registrant.

The information set forth in Item 2 of this report is incorporated herein by reference.


Item 2.  Acquisition or Disposition of Assets.

Effective November 19, 2001, eInsure Networks Corporation ("the Company") consummated a Merger Agreement (the "Agreement") with Trans-Century Resources, Inc., a Texas corporation ("T-C Texas"). The Agreement is attached as Exhibit
2.1 hereto and incorporated herein by reference. The Company was the surviving entity in the merger. Concurrently with the merger, the Company changed its name to Trans-Century Resources, Inc. Pursuant to the Agreement, the stockholders of T-C Texas exchanged all their shares into 12,000,000 shares or approximately 85.7% of the common stock of the Company. The stockholders of the Company prior to the Agreement hold the remaining 2,000,000 shares of the 14,000,000 total shares of the Company issued and outstanding subsequent to the merger. The terms of the merger were determined by arms' length negotiations between the parties.

Prior to the merger, the principal stockholder of the Company was AppleTree Investments Company, Ltd. The principal stockholders of T-C Texas who became stockholders of the Company were Mary W. Patterson, Larry Stockman and D. L. Patterson. Prior to the merger there were no material relationships between (i) T-C Texas or any of its affiliates, any officer or director of T-C Texas or any associate of any such director or officer, and (ii) the Company or any of its affiliates, any officer or director or the Company or any associate of any such director or officer, except that Larry Stockman, an officer, director and principal stockholder of T-C Texas is the brother-in-law of George A. Todt, the president and sole director of the Company.

The Merger Agreement provided that certain individuals named therein, including the three principal stockholders of T-C Texas named above, would be elected as directors of the surviving corporation and that George A. Todt would resign as a director.


Item 4.  Changes in Registrant's Certifying Accountant.

As a result of the change in control discussed in Items 1 and 2 above, the Board of Directors of the Company approved the dismissal of Weinberg & Company, P.A. ("Weinberg") as its certifying accountant effective February 15, 2002. Weinberg's reports on the financial statements for 2000 and 1999 identify the Company as a development stage company without operations and with accumulated losses, and identify that substantial doubt exists concerning the Company's ability to continue as a going concern. There have been no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure during the Company's two most recent fiscal years and the interim period from January 1, 2001 through February 15, 2002.

On February 18, 2002, the Company engaged Sprouse & Anderson, L.L.P., Austin, Texas as its certifying accountant. During the Company's two most recent fiscal years and for the interim period through February 15, 2002, neither the Company nor anyone on its behalf consulted with Sprouse & Anderson, L.L.P. regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of business acquired

              Balance  Sheet of T-C Texas as of November  19,  2001  (unaudited)

              Statement of  Operations  of T-C Texas for the period from January
                 1, 2001 to November 19, 2001(unaudited)

              Statement of Cash Flows of T-C Texas for the  period  from January
                 1, 2001 to  November  19, 2001(unaudited)

     (b) Pro forma financial information

              Pro Forma Balance Sheets of Trans-Century Resources, Inc. as of
                 November 30, 2001 and December 31, 2000 (unaudited)

              Pro Forma Statements of Operations of Trans-Century Resources,
                 Inc. for the eleven months ended November 30, 2001 and the year ended December 31, 2000(unaudited)

         T-C Texas was organized on October 31, 2001. To form T-C Texas, its organizers contributed two pre-existing businesses to the corporation upon its organization. One of the businesses contributed to the T-C Texas was TCO Trans-Century Limited, a Texas limited partnership. The partners of this limited partnership contributed their interests in the partnership to T-C Texas in exchange for stock in T-C Texas. Following this contribution, T-C Texas caused the limited partnership to be dissolved and wound up making T-C Texas the direct owner of the limited partnership's business. The other business contributed to T-C Texas was a sole proprietorship called NuHealth EAP. The owner of NuHealth EAP contributed the assets of this business to T-C Texas in exchange for stock in T-C Texas.

         The accompanying financial statements of business acquired were prepared assuming that the organization of T-C Texas referred to above occurred on January 1, 2001. In the opinion of management, all adjustments on that basis necessary to a fair presentation of the financial position and results of operations of T-C Texas as of November 19, 2001 and for the period from January 1, 2001 to November 19, 2001 have been reflected in the accompanying financial statements of business acquired.

         The pro forma financial information includes the combined historical financial position and results of operations of eInsure Networks Corporation and T-C Texas as of November 30, 2001 and December 31, 2000, and the eleven months and year then ended, respectively, assuming
         (i) that the Agreement had become effective January 1, 2000, (ii) that the stock dividend issued by eInsure Networks Corporation had occurred January 1, 2000, and (iii) that the organization of T-C Texas referred to above occurred on January 1, 2000.

     (c) Exhibits

          2.1 Merger Agreement dated as of November 12, 2001 by and among eInsure Networks Corporation ("eInsure"), T-C Texas and the holders of common stock of T-C Texas.(1)

                    Index.  Exhibits  and Schedules to Merger Agreement*

                    Exhibit A        Shareholders  of T-C Texas;
                    Exhibit B        Plan of  Merger;
                    Exhibit C        Form of Release;
                    Schedule 2.11    Financial Statements of T-C Texas;
                    Schedule 2.12    Changes of T-C Texas;
                    Schedule 2.17    Capitalization of T-C Texas;
                    Schedule 2.18    Agreements of T-C Texas;
                    Schedule 2.20    Real Estate of T-C Texas;
                    Schedule 3.5     Financial  Statements  of eInsure;
                    Schedule 3.6     Changes of eInsure;
                    Schedule 3.11    Periodic Reports of  eInsure;
                    Schedule 3.12    Capitalization  of  eInsure;
                    Schedule 3.13    Agreements  of eInsure;
                    Schedule 3.19    Corporate Records of eInsure.

                    * Copies of the exhibits  and  schedules  to the Merger
                      Agreement will be provided to the Commission upon request.

          2.2 Agreement and Plan of Merger of Trans-Century Resources, Inc. into eInsure Networks Corporation.(1)

          3.1.1 Restated Certificate of Incorporation of eInsure Networks Corporation.(1)

          3.1.2 Certificate of Merger of eInsure Networks Corporation and Trans-Century Resources, Inc.(1)

         16.1     Letter on change in certifying accountant

                   (1) Previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRANS-CENTURY RESOURCES, INC.

Amendment No. 1
March 7, 2002                              By:  /s/ Stephen L. Cobb
                                               -----------------------
                                                Stephen L. Cobb
                                                Chief Financial Officer

                                    T-C TEXAS
                                  Balance Sheet
                                November 19, 2001
                                   (Unaudited)


ASSETS
CURRENT ASSETS:
Cash, including restricted cash balance of $250,000                 $  251,410
Accounts receivable                                                    136,283
Other current assets                                                    12,679
                                                                    ----------
   Total current assets                                                400,372

FURNITURE AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION
   OF $72,278                                                           10,151

OTHER ASSETS                                                               499

   Total assets                                                     $  411,022
                                                                    ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable                                                    $  115,663
Note payable and line of credit, bank                                  321,000
Accrued interest payable - related party                                26,903
Other current liabilities                                                2,959
                                                                    ----------
   Total current liabilities                                           466,525

NONCURRENT LIABILITIES - DUE TO RELATED PARTIES                        971,400

STOCKHOLDERS' DEFICIT:
Common stock                                                             1,000
Accumulated deficit                                                 (1,027,903)
   Net stockholders' deficit                                        (1,026,903)

   Total liabilities and stockholders' deficit                      $  411,022
                                                                    ==========

                                    T-C TEXAS
                             Statement of Operations
            For the Period from January 1, 2001 to November 19, 2001
                                   (Unaudited)


Consulting revenue                                                 $  431,746

Operating expenses:
Salaries and benefits                                                 308,122
Utilities                                                              21,474
Legal, accounting, and other professional fees                        208,264
Rent                                                                   79,800
Depreciation and amortization                                          12,552
Interest                                                               30,274
Other                                                                 374,854
                                                                   ----------
   Total operating expenses                                         1,035,340

   Net loss                                                        $ (603,594)

   Net loss per share                                              $ (503.00)

   Weighted average number of shares outstanding                        1,200
                                                                   ==========

                                    T-C TEXAS
                         Statement of Cash Flows For the
                Period from January 1, 2001 to November 19, 2001
                                   (Unaudited)


Cash flows used by operating activities:
Net loss                                                        $ (603,594)
Adjustments to reconcile net loss to cash used
   By operating activities:
   Depreciation and amortization                                    12,552
   Decrease in accounts receivable                                  43,966
   Increase in other current assets                                 (9,137)
   Increase in accounts payable                                     95,083
   Increase in accrued interest payable                             12,906
   Increase in other current liabilities                             1,480
                                                                 ---------
      Net cash used by operating activities                       (446,744)
                                                                 ---------

Cash flows used for investing activities -
   Purchases of equipment                                           (3,058)
                                                                 ---------
Cash flows from financing activities:
Cash distributions to owners                                       (21,000)
Increase in noncurrent liabilities - due
   To related parties                                              466,500
                                                                 ---------
      Net cash provided by financing activities                    445,500
                                                                 ---------

Net decrease in cash                                                (4,302)

Cash, January 1, 2001                                              255,712
                                                                ---------

Cash, November 30, 2001                                           $251,410
                                                                 =========

                          Trans-Century Resources, Inc.
                            Pro Forma Balance Sheets
                     November 30, 2001 and December 31, 2000
                                   (Unaudited)

                                                            2001          2000
                                                         ----------     ---------
ASSETS
CURRENT ASSETS:
Cash, including restricted
   cash balance of $250,000                              $  252,668     $ 255,883
Accounts receivable                                         143,305       180,249
Other current assets                                         12,679         3,542
                                                         ----------     ---------
   Total current assets                                     408,652       439,674
                                                         ----------     ---------

FURNITURE AND EQUIPMENT, NET OF
   ACCUMULATED DEPRECIATION OF $72,278                        9,553        15,025

OTHER ASSETS                                                    499         5,119
                                                         ----------     ---------

   Total assets                                          $  418,704     $ 459,818
                                                         ==========     =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable                                         $  144,102     $  20,580
Note payable and line of credit, bank                       321,000       321,000
Accrued interest payable - related party                     29,853        13,997
Other current liabilities                                     3,522         1,479
                                                         ----------     ---------
   Total current liabilities                                498,477       357,056
                                                         ----------     ---------

NONCURRENT LIABILITIES - DUE TO RELATED PARTIES             982,900       504,900

STOCKHOLDERS' DEFICIT:
Common stock                                                  3,000         3,000
Additional paid-in capital                                   58,228        58,228
Accumulated deficit                                      (1,123,901)     (463,366)
                                                         ----------     ---------
   Net stockholders' deficit                             (1,062,673)     (402,138)
                                                         ----------     ---------

   Total liabilities and stockholders' deficit           $  418,704     $ 459,818
                                                         ==========     =========

                          Trans-Century Resources, Inc.
                       Pro Forma Statements of Operations
                  For the Eleven Months Ended November 30, 2001
                      and the Year Ended December 31, 2000
                                   (Unaudited)


                                                     2001              2000
                                                  ----------        ---------

Consulting revenue                                $  459,426        $ 537,359
                                                  ----------        ---------

Operating expenses:
Salaries and benefits                                337,084          392,749
Utilities                                             22,906           19,284
Legal, accounting, and other
   professional fees                                 251,580          181,210
Rent                                                  86,156           87,092
Depreciation and amortization                         13,150           11,040
Interest                                              33,224           23,507
Other                                                375,261          314,613
                                                  ----------        ---------
   Total operating expenses                        1,119,361        1,029,495
                                                  ----------        ---------

   Net loss                                       $ (659,935)       $(492,136)
                                                  ==========        =========

   Net loss per share                             $    (0.05)       $   (0.04)
                                                  ===========       ==========
   Weighted average number of
     shares outstanding                           14,000,000        14,000,000
                                                  ===========       ==========

                                 EXHIBIT INDEX


       Exhibit
       Number                    Description
       --------                  -----------
          2.1 Merger Agreement dated as of November 12, 2001 by and among eInsure Networks Corporation ("eInsure"), T-C Texas and the holders of common stock of T-C Texas.(1)

          2.2 Agreement and Plan of Merger of Trans-Century Resources, Inc. into eInsure Networks Corporation.(1)

          3.1.1 Restated Certificate of Incorporation of eInsure Networks Corporation.(1)

          3.1.2 Certificate of Merger of eInsure Networks Corporation and Trans-Century Resources, Inc.(1)

         16.1     Letter on change in certifying accountant


                      (1) Previously filed













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